404 P-2
                       SUPPLEMENT DATED OCTOBER 9, 2001
                             TO THE PROSPECTUS OF
                         FRANKLIN U.S. LONG-SHORT FUND
                            DATED SEPTEMBER 1, 2001

I. The paragraph under the heading "The Fund" on page 2 is replaced with the following corrected language:

 THE FUND IS CLOSED TO ALL NEW OR ADDITIONAL INVESTMENTS, OTHER THAN REINVESTMENT OF DIVIDENDS OR CAPITAL GAIN DISTRIBUTIONS. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.

II. The section "Management" on page 11 is replaced with the following:

       MANAGEMENT
------------------------------------------------------------------------------

       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $246 billion in assets.

       Beginning October 9, 2001, under an agreement with Advisers, Franklin Templeton Alternative Strategies, LLC (Alternative Strategies), 500 E. Broward Blvd, Ft. Lauderdale, FL, 33394-3091, is the Fund's sub-advisor. Alternative Strategies provides Advisers with investment management advice and assistance.

       The team responsible for the Fund's management is:

       MICHAEL R. WARD, PORTFOLIO MANAGER OF ALTERNATIVE STRATEGIES
       Mr. Ward has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1992.

       CHARLES E. JOHNSON, PRESIDENT OF ADVISERS
       Mr. Johnson has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1981.

       The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended April 30, 2001, management fees, before any advance waiver, were 1.00% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.91% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

              Please keep this supplement for future reference.




 404 SA-1
                        SUPPLEMENT DATED OCTOBER 9, 2001
                         TO THE STATEMENT OF ADDITIONAL
                                 INFORMATION OF
                          FRANKLIN U.S. LONG-SHORT FUND
                             DATED SEPTEMBER 1, 2001

I. The following paragraph is added to the section "Management and Other Services - Management and services provided" beginning on page 13:

 The Fund's sub-advisor is Franklin Templeton Alternative Strategies, LLC (Alternative Strategies). The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor provides a continuous investment program for the Fund and investment research and advice with respect to securities and investments and cash equivalents in the Fund. The sub-advisor provides the portfolio management services of Michael R. Ward while he remains employed by Alternative Strategies. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

                        Please keep this supplement for
                               future reference.